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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-84679, 333-31298, 333-43594 and 333-57918 and Form SB-2 on
Form S-3 No. 333-52118) of our report dated March 31, 2001 with respect to the consolidated financial statements of FutureLink Corp. included in the Annual Report (Form 10-KSB) for the year ended December 31, 2000.


                                                  /s/ Ernst & Young LLP


Orange County, California
March 31, 2001